--------------------------------------------------------------------------------
[LOGO] TO OUR SHAREHOLDERS


[PHOTO]
Dexter A. Dodge
Chairman


Two themes have predominated in the fixed income markets in the first half of this year. The first of these has been the ongoing tension between an economy that has continued to grow apace and the increased resolve of the Federal Reserve Bank's Open Market Committee (Fed) to slow the economy down. The second has been the repercussions of the continuing budget surpluses being rung up in the United States and their effect on the difference in yields between U.S. Treasury securities and every other kind of security. Both of these themes have been important to understanding the movement of the fixed income markets in the first half of the year.

Starting in June of last year, the Federal Reserve began to increase short term interest rates. As of this writing they have increased those rates by 1.75% in a series of six interest rate moves. The reason for this change by the Fed has been the continued strength in the economy. Indeed, in the first quarter of this year, the economy appeared to be shrugging off any interest rate increases and actually accelerating. Current estimates of gross domestic product (GDP) growth in the first quarter show a growth of 5.4%. This rate actually understates the real strength the economy showed. Aggregate demand, a favorite measure of the Federal Reserve Board, rose even more quickly. Personal consumption expenditures
(PCE) rose by 7.5%, for example and business investment in equipment and software rose by 26.6%. Faced with an economy that strong, the Fed raised rates three times in 2000 for a total increase of 1.0%. An economy that seemed unwilling to slow down despite these rate increases brought tremendous pressure
o n those securities that have some credit component to them. The result was a widening, or "spread", of their yields over those offered by U.S. Treasury securities. On the one hand, rates went up which hurt the current prices of all long-term securities. On the other hand, the Federal Reserve seemed serious which meant that the markets began to fear that they might overplay their hand, sending the economy into recession. Bonds with a credit component, often called "spread product", began to price in the risk of a recession.

Thankfully, the second quarter has provided some relief as the economy appears to be slowing somewhat. Most forecasters now predict a second quarter GDP in the range of 3.5%, with PCE slowing from 7.5% to 3.1% and business investment from 26.6% to 14%. Spread product has performed better through June.

The second theme has been the ongoing story of budget surpluses. In a perverse sort of way these healthy surpluses also served to make spread product, and even U.S. Government Agency debentures, suffer. Healthy surpluses mean both less new issuance of U.S. Treasury debt and buybacks of currently outstanding securities. As the supply of U.S. Treasury securities has dwindled those securities have taken on a bit of scarcity value making them more dearly priced when compared to non-Treasury securities.

--------------------------------------------------------------------------------
[Photo]
Paul Marandett
Portfolio Manager
California Tax Exempt
Money Fund


With an election year upon us, and little agreement either within Congress or between the Presidential candidates on what to do with the surpluses, it is reasonable to expect that the scarcity value of U.S. Treasury securities will continue. The Federal Reserve, meanwhile, is not likely to alter their bias at this juncture. Until and unless there are more convincing signs of a slowing of domestic economic growth, those two themes will remain predominate in the fixed income markets.

The following comments by your portfolio manager detail the strategies used for the Freedom California Tax Exempt Money Fund. As always, we appreciate the opportunity to be of service to our investors, and we renew our commitment to provide funds of high quality with service to match. Thank you.

Sincerely,


/s/ Dexter A. Dodge
------------------------
Dexter A. Dodge
Chairman


FINANCIAL REVIEW


FREEDOM CALIFORNIA TAX EXEMPT
MONEY FUND

Following the Federal Reserve's 100 basis point boost to short term interest rates, tax exempt money market rates also rose approximately the same amount. The first week in January saw rates at abnormally low levels as fund managers unwound strategies implemented to ameliorate the Y2K problems that never occurred. Short term tax exempt interest rates then settled into a range of around 3.25% to 3.50% and followed the Federal Reserve's rate hikes by ending the first half of this last year of the old millennium in a range of 4.00% to 4.50%. Yields offered in the California market, however, are markedly lower reflecting the continued supply/demand imbalance in the State's tax exempt securities markets.

Yields offered by the Freedom California Tax Exempt Money Fund have remained consistent with those of the average of California tax exempt money funds as recorded by iMoneyNet, Inc. (formerly IBC Financial Data). Freedom's seven day net yield was 3.54% at the June 26th reporting date. This rate compares favorably with a net rate of 3.48% for the "average" California fund during the same period. Those levels show an increase of 145 and 121 basis points, respectively, since the end of January.

--------------------------------------------------------------------------------

The short term yield curve (yields offered on securities maturing between 1 day and 1 year) continues to remain comparatively flat. As a result we ended the second quarter with a very short average maturity of 11 days for the Freedom Fund, 35 days shorter than that of the "average" California fund. While we expect this average maturity to lengthen somewhat as we replace maturing notes in the portfolio, we will maintain our emphasis on liquidity until the shape of the yield curve changes.

Going forward we don't foresee any significant changes in our investment strategy. Moderate asset growth and a sharply reduced supply of short term California securities coming into an already limited supply will continue to depress interest rates for the foreseeable future. We will continue to be aggressive in monitoring changes in the yield curve, spread relationships and security selection in our efforts to provide shareholders with competitive returns and to maintain the high quality standards we have set for the Freedom California Tax Exempt Money Fund.

Sincerely,



/s/ Paul Marandett
-------------------------
Paul Marandett
Portfolio Manager

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

                        INVESTMENTS AS OF JUNE 30, 2000

                                  (UNAUDITED)

PRINCIPAL
  AMOUNT              DESCRIPTION               VALUE
  ------              -----------               -----
MUNICIPAL SECURITIES -- 99.0%
$3,000,000   California C.P. 3.85%
               8-09-00.....................  $  3,000,000
 7,500,000   California EFA 4.30%
               7-05-00.....................     7,500,000
             California HFA
 1,000,000   4.15% 7-03-00.................     1,000,000
 2,000,000   4.25% 7-03-00.................     2,000,000
 2,500,000   (MBIA/Morgan Guaranty) 4.25%
               7-05-00.....................     2,500,000
             California PCFA
 2,300,000   3.90% 7-14-00.................     2,300,000
   700,000   4.00% 7-14-00.................       700,000
 5,000,000   (Bank of America LOC) 4.10%
               7-03-00.....................     5,000,000
 1,500,000   California Public Works
               (Escrowed in U.S. Government
               Securities) 6.25% 9-01-00...     1,536,357
 4,000,000   California School Facilities
               Financing Corp. (KBC LOC)
               4.30% 7-06-00...............     4,000,000
             California Statewide CDA
 1,400,000   4.35% 7-05-00.................     1,400,000
   770,000   (AMBAC/Chase) 4.00% 7-
               03-00.......................       770,000
 5,000,000   (MBIA/Bank of America) 4.00%
               7-03-00.....................     5,000,000
 2,000,000   Carlsbad Multi-Family Mortgage
               Bonds (Bank of America LOC)
               4.30% 7-05-00...............     2,000,000
 2,150,000   Duarte Redevelopment Agency
               (Bank of America LOC) 4.35%
               7-06-00.....................     2,150,000
 6,700,000   Elsinore Valley MWD (FGIC/
               FGIC-SPI) 4.25% 7-05-00.....     6,700,000
 4,700,000   Fremont MFHA (KBC LOC) 4.35%
               7-06-00.....................     4,700,000
 4,900,000   Fresno Housing Authority 4.30%
               7-05-00.....................     4,900,000
 3,000,000   Fresno TRANS (Bank of America
               LOC) 5.00% 6-29-01..........     3,020,760

PRINCIPAL
  AMOUNT              DESCRIPTION               VALUE
  ------              -----------               -----
$3,000,000   Golden Empire SFA (Canadian
               Imperial Bank of Commerce
               LOC) 4.25% 7-05-00..........  $  3,000,000
             Irvine Assessment District
               Improvement Bonds
 3,600,000   (Bayerische Hypo und
               Vereinsbank LOC) 4.15% 7-
               03-00.......................     3,600,000
 3,200,000   (KBC LOC) 4.15% 7-03-00.......     3,200,000
 2,600,000   (Bank of America LOC) 4.15%
               7-03-00.....................     2,600,000
 1,700,000   (Landesbank-Hessen LOC) 4.15%
               7-03-00.....................     1,700,000
   400,000   (Toronto Dominion LOC) 3.50%
               7-03-00.....................       400,000
 1,000,000   Long Beach Bond Finance
               Authority (Banc One LOC)
               4.30% 7-05-00...............     1,000,000
 1,180,000   Los Angeles County IDA
               (Northern Trust LOC) 4.65%
               7-05-00.....................     1,180,000
 6,000,000   Los Angeles County Pension
               (AMBAC/Landesbank-Hessen)
               4.30% 7-05-00...............     6,000,000
             Los Angeles DWAP
 4,000,000   4.25% 7-06-00.................     4,000,000
 2,000,000   4.30% 7-06-00.................     2,000,000
 2,000,000   (Bayerische Landesbank/ Bank
               of America/Dexia CLF/ Morgan
               Guaranty/ WestDeutsche
               Landesbank) 3.75% 7-12-00...     2,000,000
 1,200,000   (Bayerische Landesbank/ Bank
               of America/Dexia CLF/ Morgan
               Guaranty/ WestDeutsche
               Landesbank) 4.25% 7-12-00...     1,200,000
 3,480,000   Los Angeles USD (Commerzebank
               LOC) 4.70% 7-05-00..........     3,480,000
 2,300,000   MWD of Southern California
               (Bank of America LOC) 4.20%
               7-06-00.....................     2,300,000

                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

                                  (UNAUDITED)

PRINCIPAL
  AMOUNT              DESCRIPTION               VALUE
  ------              -----------               -----
MUNICIPAL SECURITIES -- (CONTINUED)
$7,600,000   Oakland Joint Powers Financing
               Authority (FSA/ Commerzbank)
               4.25% 7-06-00...............  $  7,600,000
 2,100,000   Orange County (Swiss Bank LOC)
               4.65% 7-05-00...............     2,100,000
 2,000,000   Orange County Housing
               Authority (FNMA) 4.35% 7-
               06-00.......................     2,000,000
 4,800,000   Orange County Sanitation
               District (National
               Westminster LOC) 4.15% 7-
               03-00.......................     4,800,000
 1,400,000   Orange County Water District
               (Bayerische Landesbank LOC)
               4.00% 7-03-00...............     1,400,000
 2,200,000   Pasadena Certificates of
               Participation (Canadian
               Imperial Bank of Commerce
               LOC) 4.65% 7-05-00..........     2,200,000
 1,000,000   Puerto Rico Highway Revenue
               Bonds (Escrowed in U.S.
               Government Securities) 6.75%
               7-01-00.....................     1,020,000
             Sacramento County Municipal
               Utility District (Bayerische
               Landesbank/Morgan
               Guaranty/West Deutche
               Landesbank LOC's)
 2,700,000   3.40% 7-07-00.................     2,700,000
 3,000,000   3.75% 8-07-00.................     3,000,000
 1,000,000   3.75% 8-18-00.................     1,000,000
 7,600,000   San Bernardino County
               Certificates of
               Participation (Canadian
               Imperial Bank of Commerce
               LOC) 4.35% 7-05-00..........     7,600,000
 3,000,000   San Diego County C.P.
               (Landesbank Hessen LOC)
               3.875% 8-14-00..............     3,000,000
 2,915,000   Santa Clara Electric Revenue
               Bonds (AMBAC/FNB Chicago)
               3.30% 8-03-00...............     2,915,000

PRINCIPAL
  AMOUNT              DESCRIPTION               VALUE
  ------              -----------               -----
$1,070,000   San Francisco Airport (Societe
               Generale LOC) 3.85% 8-21-
               00..........................  $  1,070,000
             San Francisco BART
 1,000,000   (Morgan Guaranty LOC) 3.25%
               7-11-00.....................     1,000,000
 2,500,000   (Morgan Guaranty LOC) 3.70%
               7-11-00.....................     2,500,000
 3,000,000   (State Street LOC) 4.00% 9-
               11-00.......................     3,000,000
 2,000,000   (West Deutsche Landesbank/
               Bayerische LOC's) 3.25% 7-
               13-00.......................     2,000,000
 2,000,000   (West Deutsche Landesbank/
               Bayerische LOC's) 3.30% 7-
               17-00.......................     2,000,000
 1,200,000   San Leandro HFA (Bank of
               America LOC) 4.30% 7-06-00..     1,200,000
 4,000,000   Southeast Resource Recovery
               Facility Authority (State
               Street/Morgan Guaranty
               LOC's) 4.40% 7-05-00........     4,000,000
             Southern California MWD
 4,300,000   (AMBAC/Barclays LOC) 4.30%
               7-05-00.....................     4,300,000
 1,100,000   (AMBAC/Morgan Guaranty LOC)
               4.30% 7-05-00...............     1,100,000
                                             ------------
TOTAL INVESTMENTS -- 99.0%.................   161,342,117(a)
Other Assets & Liabilities, Net -- 1.0%....     1,687,746
                                             ------------
TOTAL NET ASSETS -- 100.0%.................  $163,029,863
                                             ============

Legend:
BART-Bay Area Rapid Transit
CDA -- Community Development Authority
C.P. -- Commercial Paper
DWAP -- Department of Water & Power
EFA -- Educational Facilities Authority
HFA -- Housing Finance Authority
IDA -- Industrial Development Authority
LOC -- Letter of Credit
MFHA -- Multifamily Housing Authority
MWD -- Metropolitan Water District

                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

                                  (UNAUDITED)

PCFA -- Pollution Control Finance Authority
SFA -- School Finance Authority
TRANS -- Tax and Revenue Anticipation Notes
USD -- Unified School District

Insurance Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FNMA -- Federal National Mortgage Association
FGIC -- Financial Guaranty Insurance Corporation
FGIC -- SPI-Financial Guaranty Insurance Corporation-Securities Purchased Inc. FSA -- Finanial Security Assurance Inc.
MBIA -- Municipal Bond Investors Assurance

Maturity dates for many bonds and notes represent the next scheduled date at which the interest rate may be adjusted or a "demand" or "put" feature may be exercised.

------------
(a) Cost for tax purposes is the same.

                       See Notes to Financial Statements.

FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
      STATEMENT OF ASSETS AND LIABILITIES
                 JUNE 30, 2000

                  (UNAUDITED)

ASSETS
   Investments, at amortized cost...........................    $161,342,117
   Cash.....................................................       3,120,273
   Receivable for Fund shares sold..........................       1,435,950
   Interest receivable......................................         609,261
   Prepaid expenses.........................................             747
                                                                ------------
   TOTAL ASSETS.............................................     166,508,348
                                                                ------------
LIABILITIES
   Payable for investments purchased........................       3,020,760
   Payable for Fund shares redeemed.........................         125,481
   Dividends payable........................................         234,812
   Accrued expenses:
       Investment adviser's fee.............................          59,865
       Transfer agent and shareholder servicing fee.........           3,969
       Trustees' fee........................................             437
       Other................................................          33,161
                                                                ------------
   TOTAL LIABILITIES........................................       3,478,485
                                                                ------------
NET ASSETS..................................................    $163,029,863
                                                                ============
NET ASSETS CONSIST OF:
   Capital paid in..........................................    $163,030,442
   Accumulated net realized gain............................            (579)
                                                                ------------
                                                                $163,029,863
                                                                ============
SHARES ISSUED AND OUTSTANDING
 (UNLIMITED SHARES AUTHORIZED)..............................     163,027,655
                                                                ------------
NET ASSET VALUE PER SHARE...................................    $       1.00
                                                                ============

                       See Notes to Financial Statements.

FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
            STATEMENT OF OPERATIONS
        SIX MONTHS ENDED JUNE 30, 2000

                  (UNAUDITED)

INTEREST INCOME.............................................    $2,589,568
                                                                ----------
EXPENSES
   Investment adviser's fee.................................       386,448
   Transfer agent & shareholder services....................        25,940
   Custodian................................................        12,400
   Compensation of Trustees.................................         5,010
   Audit....................................................         8,880
   Legal....................................................         7,520
   Printing, postage and stationery.........................        17,360
   Membership dues..........................................         1,401
   Registration expense.....................................         9,500
   Insurance expense........................................         1,205
   Miscellaneous expense....................................           911
                                                                ----------
   TOTAL EXPENSES BEFORE WAIVER.............................       476,575
   LESS: FEES WAIVED BY ADVISER.............................       (46,374)
                                                                ----------
   TOTAL EXPENSES...........................................       430,201
                                                                ----------
   LESS: EXPENSE REDUCTIONS.................................        (6,260)
                                                                ----------
NET EXPENSES................................................       423,941
                                                                ----------
NET INVESTMENT INCOME.......................................     2,165,627
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $2,165,627
                                                                ==========

                       See Notes to Financial Statements.

FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                                JUNE 30, 2000*    DECEMBER 31, 1999
                                                                --------------    -----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income....................................    $   2,165,627       $   3,215,436
                                                                -------------       -------------
   Net increase in net assets resulting from operations.....        2,165,627           3,215,436
                                                                -------------       -------------
DIVIDENDS TO SHAREHOLDERS...................................       (2,165,627)         (3,215,436)
                                                                -------------       -------------
                                                                           --                  --
                                                                -------------       -------------
CAPITAL SHARE TRANSACTIONS:
(At Net Asset Value of $1 per share)
   Proceeds from sale of shares.............................      308,950,951         495,007,815
   Net asset value of shares issued to shareholders in
     reinvestment of dividends..............................        1,896,816           3,137,439
   Cost of shares redeemed..................................     (293,733,249)       (476,035,093)
                                                                -------------       -------------
       Net increase from capital share transactions.........       17,114,518          22,110,161
                                                                -------------       -------------
   Net increase in net assets...............................       17,114,518          22,110,161
NET ASSETS:
   Beginning of period......................................      145,915,345         123,805,184
                                                                -------------       -------------
   End of period............................................    $ 163,029,863       $ 145,915,345
                                                                =============       =============

------------

*    Unaudited.

                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

     NOTE 1. ACCOUNTING POLICIES. Freedom Group of Tax Exempt Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. The Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund. The Trust consists of two series: the Freedom California Tax Exempt Money Fund (the "Fund") and the Freedom Tax Exempt Money Fund. The financial statements of the Freedom Tax Exempt Money Fund are included in a separate semi-annual report for that Fund.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Security Valuation and Transactions. The Fund values its portfolio securities utilizing the amortized cost valuation method. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Investment securities transactions are accounted for on the date the securities are purchased or sold.

     The Fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place more than a week after the date of the transaction. The price that will be paid for the underlying securities is fixed at the time the transaction is negotiated.

     Expenses. The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable as belonging to a specific fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     Trustees' fees of $6,000 per Trust, per year, plus $250 per meeting of the Board of Trustees and $350 per meeting of any committee thereof, are paid by the Trust to each Trustee who is not an interested person of the Trust. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with Freedom Capital Management Corporation, the Trust's advisor.

     The Trust has entered into an insurance agreement with ICI Mutual Insurance Company, under which the Trust pays both an annual insurance premium and a one-time reserve premium, and is

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

committed to provide additional funds of up to 300% of its initial annual premium if and when called upon.

     The Fund has an agreement with the custodian bank under which $6,260 of custodian fees have been reduced by balance credits applied during the six months ended June 30, 2000. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

     Federal Income Tax. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the intention of the Fund to make sufficient distributions to shareholders to avoid imposition of excise tax on undistributed amounts under the Internal Revenue Code. Therefore, no federal income or excise tax provision is required.

     As of December 31, 1999 the Fund had a $579 capital loss carryforward which will expire on December 31, 2002.

     Interest Income and Dividends to Shareholders. Interest income is accrued as earned. Dividends to shareholders are declared daily from net investment income, which consists of interest accrued or discount earned (including original issue and market discount) less amortization of premium and the estimated expenses of the Fund applicable to the dividend period.

     Other. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations. The Fund may focus its investments in certain industries. As a result, the Fund may be subject to a greater risk than a fund that is more fully diversified in various industries.

     NOTE 2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS. Freedom Capital Management Corporation ("FCMC") is the parent of Freedom Distributors Corporation as well as an affiliate of Sutro & Co., Inc. ("Sutro"), Tucker Anthony Incorporated ("Tucker Anthony") and Freedom Services Corp. All are wholly owned subsidiaries of Tucker Anthony Sutro (formerly Freedom Securities Corporation).

     FCMC, the investment advisor of the Trust, furnishes the Fund with administration and other services and office facilities in Boston. For these services and facilities, the Fund pays a monthly fee, based upon the average daily net asset value of the Fund, at the annual rate of one half of one percent (.50%) on the first $500 million of average daily net assets and forty-five hundredths of one percent (.45%) for average daily net assets in excess of that amount. The Fund itself pays no salaries or compensation to any of its officers.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

     FCMC may voluntarily waive part or all of its management fee for a period under the terms of the advisory agreement. Such waivers were provided to the Fund for the six months ended June 30, 2000 and may be discontinued at any time.

     Sutro, Tucker Anthony and Freedom Distributors Corporation act as distributors of the Fund's shares and receive no compensation for such services. As transfer agent, Freedom Services Corporation received reimbursements of $25,940 for maintaining and servicing shareholder accounts for the six months ended June 30, 2000.

     NOTE 3. Purchases and sales (including maturities) of investments for the six months ended June 30, 2000 were as follows:

Purchases of investments.............................  $265,072,060
Sales of investments.................................  $246,827,000

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

FINANCIAL HIGHLIGHTS

     The table of Financial Highlights below represents a summary history of our operations. The table expresses the information in terms of a single share outstanding throughout each period.

                                                                                                           RATIO OF
                              NET ASSET                DIVIDENDS    NET ASSET              NET ASSETS      EXPENSES
                                VALUE        NET        FROM NET      VALUE                  END OF       TO AVERAGE
                              BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL       PERIOD          DAILY
        PERIOD ENDED          OF PERIOD   INCOME(A)      INCOME      PERIOD     RETURN**   (THOUSANDS)   NET ASSETS(A)
        ------------          ---------   ----------   ----------   ---------   --------   -----------   -------------
June 30, 2000++.............    $1.00      $0.0139      $(0.0139)     $1.00       1.39%     $163,030         0.56%(b)+
December 31, 1999...........     1.00       0.0240       (0.0240)      1.00       2.42%      145,915         0.58%(b)
December 31, 1998...........     1.00       0.0260       (0.0260)      1.00       2.64%      123,805         0.55%(b)
December 31, 1997...........     1.00       0.0297       (0.0297)      1.00       3.02%      114,729         0.55%(b)
December 31, 1996...........     1.00       0.0286       (0.0286)      1.00       2.90%      115,337         0.46%
December 31, 1995...........     1.00       0.0325       (0.0325)      1.00       3.29%       85,204         0.47%

                              RATIO OF NET
                               INVESTMENT
                                INCOME TO
                              AVERAGE DAILY
        PERIOD ENDED           NET ASSETS
        ------------          -------------
June 30, 2000++.............      2.79%(c)+
December 31, 1999...........      2.38%(c)
December 31, 1998...........      2.58%(c)
December 31, 1997...........      2.94%(c)
December 31, 1996...........      2.86%
December 31, 1995...........      3.25%

------------

 +   Annualized.
++   Unaudited.
(a)  Net of fees waived by the Adviser which amounted to $.0006,
     $.0006, $.0007, $.0010, $.0015, and $.0018 per share,
     respectively.
(b)  Ratio of expenses to average daily net assets after expense credits was 0.55%, 0.56%, 0.53% and 0.52% for the six months ended June 30, 2000 and for the years ended December 31,
     1999, December 31, 1998 and December 31, 1997, respectively.
(c)  Ratio of net investment income to average daily net assets after expense credits was 2.79%, 2.40%, 2.60% and 2.97% for the six months ended June 30, 2000 and for the years ended
     December 31, 1999, December 31, 1998 and December 31, 1997,
     respectively.
**   Total return would have been lower had the Adviser not
     waived fees and had the custodian not allowed credits.

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

                         NO SALES OR REDEMPTION CHARGES

                                  DISTRIBUTOR

                            Sutro & Co. Incorporated
                             201 California Street
                        San Francisco, California 94111

                               INVESTMENT ADVISER

                     Freedom Capital Management Corporation
                               One Beacon Street
                        Boston, Massachusetts 02108-3105

                            TRANSFER AND SHAREHOLDER
                                 SERVICES AGENT

                          Freedom Services Corporation
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                              Telephone Toll Free
                                  800-453-8206

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                             FAMILY OF MUTUAL FUNDS

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus for the Freedom California Tax
Exempt Money Fund.
FCTSA 0600

                [FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND LOGO]
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000